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                                                                   EXHIBIT 10.21


                              HINES NURSERIES, INC.
                      SECOND AMENDMENT TO CREDIT AGREEMENT


                  This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of February 3, 2006 and entered into by and among HINES NURSERIES, INC., a California corporation ("COMPANY"), and HINES SGUS INC., a Nevada corporation ("HINES SGUS" and, together with Company, individually a "BORROWER" and collectively the "BORROWERS"), the financial institutions party hereto, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for Lenders (in such capacity, "AGENT"), and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof), and is made with reference to that certain Credit Agreement dated as of September 30, 2003, as amended to the date hereof (the "CREDIT AGREEMENT"), by and among Borrowers, the financial institutions party thereto (each individually referred to herein as a "LENDER" and collectively as "LENDERS") and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                                     RECITALS

                  WHEREAS, the Borrowers have requested that the Credit Agreement be amended as provided herein;

                  WHEREAS, the Agent and the Lenders party hereto have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

         1.1      AMENDMENTS TO SECTION 1.1:  GENERAL DEFINITIONS.

                  A. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definition thereto in appropriate alphabetical order:

         "`WINTERS SOUTH RELOCATION EXPENDITURES' means up to $10,000,000.00 in aggregate Capital Expenditures related to the relocation of certain operations of the Borrowers in California from Irvine to Winters South."

                  B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Fixed Charge Coverage Ratio" therefrom in its entirety and by substituting therefor the following:

         "`FIXED CHARGE COVERAGE RATIO' shall mean, for any period, the ratio of
         (i) EBITDA MINUS Capital Expenditures other than the Winters South Relocation Expenditures MINUS income and franchise taxes paid in cash other than taxes payable as a result of the Farm A Sale and the sale of Borrowers' Lagoon Valley Property, in each case for such period, to
         (ii) Fixed Charges for such period."

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         1.2      AMENDMENTS TO SECTION 8:  NEGATIVE COVENANTS.

                  A. Subsection 8.1(a) of the Credit Agreement shall be amended by deleting all text commencing with and including the line "1st Fiscal Quarter, Fiscal Year 2006" from the table set forth therein through to the end of such table in its entirety and substituting therefor the following:

                                                        MINIMUM FIXED CHARGE
"FISCAL QUARTER                                            COVERAGE RATIO
---------------                                            --------------

1st Fiscal Quarter, Fiscal Year 2006                         0.90:1.00
2nd Fiscal Quarter, Fiscal Year 2006                         0.55:1.00
3rd Fiscal Quarter, Fiscal Year 2006                         0.55:1.00
4th Fiscal Quarter, Fiscal Year 2006                         1.00:1.00

1st Fiscal Quarter, Fiscal Year 2007 and each
Fiscal Quarter thereafter                                    1.10:1.00"

                  B. Subsection 8.1(b) of the Credit Agreement shall be amended by deleting it in its entirety and substituting therefor "Intentionally Omitted."

SECTION 2.        CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective as of February 3, 2006 (the "AMENDMENT EFFECTIVE DATE") only upon the satisfaction of all of the following conditions precedent:

                  A. BORROWER DOCUMENTS. Borrowers shall deliver to Lenders on or before the Amendment Effective Date the following, each, unless otherwise noted, dated as of the Amendment Effective Date:

                  1. Signature and incumbency certificates of their officers executing this Amendment; and

                  2. Copies of this Amendment executed by Borrowers and the Credit Support Parties.

                  B. EXECUTION OF AMENDMENT BY LENDERS. Majority Lenders shall have executed and delivered copies of this Amendment to Agent.

                  C. FEES. Borrowers shall pay to each Lender which executes and delivers this Amendment to Agent on or before 5:00 PM New York City time on the Amendment Effective Date an amendment fee in an amount equal to 0.125% of the aggregate amount of such Lender's Revolving Exposure under the Credit Agreement (as in effect immediately prior to this Amendment).


                                       2
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                  D. OTHER PROCEEDINGS. All corporate and other proceedings
taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, shall be reasonably satisfactory in form and substance to Agent, and Agent shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

SECTION 3.        BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Borrower.

                  C. NO CONFLICT. The execution and delivery by Borrowers of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not: (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of any Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Credit Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Material Contract of any Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Amendment Effective Date and disclosed in writing to Lenders.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (other than filings or recordings required by the transactions contemplated hereunder).

                  E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Borrower and is the legally valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.


                                       3
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                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT
AGREEMENT. The representations and warranties contained in Section 6 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date and on and as of the date of the execution of this Amendment by Borrowers to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.        ACKNOWLEDGEMENT AND CONSENT

                  Each of the Borrowers, Hines Horticulture, Inc. and Hines Fertilizer, Inc. (collectively, the "CREDIT SUPPORT PARTIES") is a party to certain Guaranties and Collateral Documents, in each case as amended through the Amendment Effective Date, pursuant to which such Credit Support Party has guarantied the Obligations and created Liens in favor of Agent on certain Collateral to secure the obligations of such Credit Support Party under the Credit Agreement, the Collateral Documents and the Guaranties to which such Credit Support Party is a party. The Guaranties and Collateral Documents referred to above are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement and the other Credit Documents effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.


                                       4
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                  Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 5.        MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                  (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

                  B. FEES AND EXPENSES. Each Borrower acknowledges that all reasonable costs, fees and expenses incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


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                  F. FURTHER ASSURANCES. Each Borrower agrees that from time to time, at the expense of Borrowers, each Borrower will promptly execute and deliver any additional amendments and related documents that Agent may reasonably request, in order to effectuate this Amendment and the transactions contemplated hereunder.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              BORROWERS:

                              HINES NURSERIES, INC.,
                              as Borrower, Credit Support Party and
                              Funds Administrator


                              By:      /S/ CLAUDIA PIEROPAN
                                       ----------------------------------------
                              Name:    Claudia Pieropan
                              Title:   Chief Financial Officer


                              HINES SGUS INC.,
                              as Borrower and Credit Support Party


                              By:      /S/ CLAUDIA PIEROPAN
                                       ----------------------------------------
                              Name:    Claudia Pieropan
                              Title:   Chief Financial Officer


                                      S-1
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                              ADDITIONAL CREDIT SUPPORT PARTIES:

                              HINES HORTICULTURE, INC.


                              By:      /S/ CLAUDIA PIEROPAN
                                       ----------------------------------------
                              Name     Claudia Pieropan
                              Title:   Chief Financial Officer


                              HINES FERTILIZER INC.

                              By:      /S/ CLAUDIA PIEROPAN
                                       ----------------------------------------
                              Name:    Claudia Pieropan
                              Title:   Chief Financial Officer


                                      S-2
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                              LENDERS:


                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                              as Agent and Lender


                              By:      /S/ SUSAN LEFEVRE
                                       ----------------------------------------
                              Name:    SUSAN LEFEVRE
                              Title:   DIRECTOR


                              By:      /S/ LANA GIFAS
                                       ----------------------------------------
                              Name:    LANA GIFAS
                              Title:   VICE PRESIDENT


                                      S-3
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                                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                 B.A. "RABOBANK INTERNATIONAL" NEW YORK BRANCH, as Lender

                                 By:      /S/ BRENTON SELLERS
                                          --------------------------------------
                                 Name:    BRENTON SELLERS
                                 Title:   VICE PRESIDENT



                                      S-4
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                                 BANK OF AMERICA, N.A., as Lender

                                 By:      /S/ JASON RILEY
                                          --------------------------------------
                                 Name:    JASON RILEY
                                 Title:   VICE PRESIDENT


                                      S-5
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                                 NATIONAL CITY BANK, as Lender

                                 By:      /S/ TOM GURBACH
                                          --------------------------------------
                                 Name:    TOM GURBACH
                                 Title:   VICE PRESIDENT


                                      S-6
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                                 THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

                                 By:      /S/ MARK J. LONG
                                          --------------------------------------
                                 Name:    MARK J. LONG
                                 Title:   VICE PRESIDENT


                                      S-7
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                                 HARRIS N.A., as Lender

                                 By:      /S/ ROBERT H. WOLOHAN
                                          --------------------------------------
                                 Name:    ROBERT H. WOLOHAN
                                 Title:   VICE PRESIDENT


                                      S-8
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                                 WEBSTER BUSINESS CREDIT CORP, as Lender

                                 By:      /S/ CHRISTOPHER HILL
                                          --------------------------------------
                                 Name:    CHRISTOPHER HILL
                                 Title:   VICE PRESIDENT


                                      S-9
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                                 WELLS FARGO BANK, N.A., as Lender

                                 By:      /S/ DAVID G. JAMES
                                          --------------------------------------
                                 Name:    DAVID G. JAMES
                                 Title:   SENIOR VICE PRESIDENT


                                      S-10
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                                 LASALLE BUSINESS CREDIT, LLC, as Lender

                                 By:      /S/ MITCHELL J. TARVID
                                          --------------------------------------
                                 Name:    MITCHELL J. TARVID
                                 Title:   FIRST VICE PRESIDENT

                                 PNC BANK, NATIONAL ACCOCIATION, as Lender

                                 By:      /S/ GREGORY J. HALL
                                          --------------------------------------
                                 Name:    GREGORY J. HALL
                                 Title:   VICE PRESIDENT


                                      S-12
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                                 GMAC COMMERCIAL FINANCE LLC, as Lender

                                 By:      /S/ DAVID GRABOSKY
                                          --------------------------------------
                                 Name:    DAVID GRABOSKY
                                 Title:   VICE PRESIDENT


                                      S-13